Exhibit 32

SECTION 1350 CERTIFICATION

In connection with the quarterly report of Cala Corporation... (“Company”) on Form 10-Q for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission (“Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        Date: August 18th, 2008
By: /s/ Joseph Cala
Joseph Cala
Principal Executive Officer and Principal Financial Officer